EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

AMT-Free Municipal Bond Portfolio
BlackRock GNMA Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock Total Return Portfolio II

Prospectus | April 23, 2009

Service Shares

These portfolios of BlackRock Funds II are managed by BlackRock and are available to Century investors.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

This page is not part of the prospectus.

Supplemental Instructions for Century Investors

These portfolios are being offered through Century and its affiliated and correspondent banks.

Century investors who wish to purchase shares of the portfolios as described in the attached prospectus may do so through Century.

To purchase and redeem shares, please contract your Century representative at (781) 393-4158.

	Table of Contents

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	5
	AMT-Free Municipal Bond Portfolio	5
	BlackRock GNMA Portfolio	9
	BlackRock Intermediate Bond Portfolio II	13
	BlackRock Intermediate Government Bond Portfolio	17
	BlackRock Total Return Portfolio II	21

Details About the Funds	How Each Fund Invests	25
	Investment Risks	30

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	36
	How to Buy, Sell and Transfer Shares	37
	Funds’ Rights	40
	Short-Term Trading Policy	41
	Redemption Fee	42
	Distribution and Service Payments	42

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	44
	Portfolio Manager Information	46
	Conflicts of Interest	48
	Valuation of Fund Investments	49
	Dividends, Distributions and Taxes	50

Financial Highlights	Financial Performance of the Funds	52

General Information	Shareholder Documents	57
	Certain Fund Policies	57
	Statement of Additional Information	58

Glossary	Glossary of Investment Terms	59

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about five funds of BlackRock Funds II (“BFII”): AMT-Free Municipal Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Intermediate Bond Portfolio II, BlackRock Intermediate Government Bond Portfolio and BlackRock Total Return Portfolio II (each, a “Fund” and collectively, the “Funds”). Each Fund represents a separate portfolio of securities and each has its own investment objective. The information relating to the AMT-Free Municipal Bond Portfolio is from the registration statement of BFII dated October 28, 2008. The information for each of BlackRock GNMA Portfolio, BlackRock Intermediate Bond Portfolio II, BlackRock Intermediate Government Bond Portfolio and BlackRock Total Return Portfolio II is from the registration statement of BFII dated January 28, 2009.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

AMT-Free Municipal Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the AMT-Free Municipal Bond Portfolio (“AMT-Free Fund”) is to seek to provide shareholders with income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

What is the Fund’s main investment strategy?

Under normal circumstances, the AMT-Free Fund invests at least 80% of its assets in municipal securities and related tax-exempt derivative securities (such as tender option bonds), the income on which are not subject to Federal income tax, including the Federal Alternative Minimum Tax. This is a fundamental policy that may not be changed without shareholder approval. The AMT-Free Fund invests primarily in bonds, both general obligation and revenue bonds, issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities. The AMT-Free Fund emphasizes municipal securities in the twenty year maturity range. The AMT-Free Fund generally invests in investment grade bonds, however, the Fund may invest up to 20% of its assets in lower-rated securities (“junk bonds”) with a minimum rating of B in the opinion of Fund management.

What are the main risks of investing in the AMT-Free Fund?

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

  General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

  Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

  Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

  Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

  Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

  Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

For additional information about the AMT-Free Fund’s risks, see “Investment Risks” below.

Who should invest?

The AMT-Free Fund may be an appropriate investment for you if you:

  Are looking for an investment that provides current income exempt from Federal income tax

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in municipal bonds

  Are looking for liquidity

  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of municipal bonds in general

  Are looking for an investment that provides current income generally exempt from the Federal Alternative Minimum Tax

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Municipal Bond Index, a broad measure of market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
AMT-Free Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.77% (quarter ended December 31, 2000) and the lowest return for a quarter was –2.00% (quarter ended June 30, 2004). The year-to-date return as of September 30, 2008 was –3.13%.

As of 12/31/07	1 Year	5 Years	10 Years

AMT-Free Municipal Bond; Service Shares
Return Before Taxes[1]	1.88%	3.03%	3.70%
Return After Taxes on Distributions[1]	1.81%	3.02%	3.67%
Return After Taxes on Distributions and Sale of Shares[1]	2.62%	3.18%	3.77%

Barclays Capital Municipal Bond Index[2] (Reflects no deduction for fees,
expenses or taxes)	3.36%	4.30%	5.18%

[1]	Includes all applicable fees and sales charges.

[2]	Formerly Lehman Brothers Municipal Bond Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the AMT-Free Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses[1]	0.22%

Interest Expense[2]	0.13%

Acquired Fund Fees and Expenses[3]	0.02%

Total Annual Fund Operating Expenses[2,3]	1.12%

Fee Waivers and Expense Reimbursements[3,4]	0.07%

Net Expenses[2,3,4]	1.05%

[1]	PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

[2]	For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in tender option bond trusts (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) would be 0.99%.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

[4]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2009. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the Net Expenses are estimated to be 0.76% (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses). These voluntary waivers may be terminated at any time. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$107	$349	$610	$1,357

For financial reporting purposes, the Fund is required to report interest expense associated with the Fund’s investments in tender option bond trusts (also known as “inverse floaters”). However, the Fund did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$94	$308	$540	$1,207

Key Facts About BlackRock GNMA Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock GNMA Portfolio (“GNMA Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in Government National Mortgage Association (GNMA) securities. The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities in the five to ten year maturity range. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

  Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

  Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

  Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

  U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

The GNMA Portfolio may be an appropriate investment for you if you:

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

  Are willing to accept the risk of greater loss of income and principal

  Are seeking income with the opportunity to maximize total return of capital

Risk/Return Information

The chart and table shown below give you a picture of the GNMA Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
GNMA Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.44% (quarter ended September 30, 2001) and the lowest return for a quarter was –1.22% (quarter ended June 30, 1999).

As of 12/31/08	1 Year	5 Years	10 Years

GNMA Portfolio — Service Shares
Return Before Taxes[1]	8.46%	4.96%	5.68%
Return After Taxes on Distributions[1]	6.82%	3.26%	3.54%
Return After Taxes on Distributions and Sale of Shares[1]	5.45%	3.22%	3.53%

Barclays Capital GNMA MBS Index[2](Reflects no deduction for fees,
expenses or taxes)	7.87%	5.39%	5.94%

[1]	Includes all applicable fees and sales charges.

[2]	Formerly Lehman Brothers GNMA MBS Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the GNMA Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.55%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.27%

Interest Expense	0.09%

Acquired Fund Fees and Expenses[1]	0.02%

Total Annual Fund Operating Expenses[1]	1.18%

Fee Waivers and Expense Reimbursements[2]	(0.17)%

Net Annual Fund Operating Expenses[2]	1.01%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.75% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the GNMA Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$103	$358	$633	$1,417

Key Facts About BlackRock Intermediate Bond Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Bond Portfolio II (“Intermediate Bond Portfolio II”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds. The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the Fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

  Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

  Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

  Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

  U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

The Intermediate Bond Portfolio II may be an appropriate investment for you if you:

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

  Are willing to accept the risk of greater loss of income and principal

  Are seeking income with the opportunity to maximize total return of capital

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Bond Portfolio II’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
Intermediate Bond Portfolio II
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.91% (quarter ended September 30, 2001) and the lowest return for a quarter was –4.20% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

Intermediate Bond Portfolio II — Service Shares
Return Before Taxes[1]	–2.66%	2.24%	4.42%
Return After Taxes on Distributions[1]	–4.25%	0.85%	2.52%
Return After Taxes on Distributions and Sale of Shares[1]	–1.64%	1.13%	2.65%

Barclays Capital Intermediate Government/Credit Index[2]
(Reflects no deduction for fees, expenses or taxes)	5.08%	4.21%	5.43%

[1]	Includes all applicable fees and sales charges.

[2]	Formerly Lehman Brothers Intermediate Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Intermediate Bond Portfolio II. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.28%

Interest Expense	0.18%

Acquired Fund Fees and Expenses[1]	—%

Total Annual Fund Operating Expenses	1.21%

Fee Waivers and Expense Reimbursements[2]	(0.13)%

Net Annual Fund Operating Expenses[2]	1.08%

[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.83% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Intermediate Bond Portfolio II with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$110	$371	$653	$1,454

Key Facts About BlackRock Intermediate Government Bond Portfolio

What is the Fund’s investment objective?

The investment objective of the BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond Portfolio”) is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark).

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The Fund evaluates sectors of the bond market and individual securities within these sectors. The Fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.

The Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

  Credit Default Swaps Risks — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

  Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

  Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

  U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

The Intermediate Government Bond Portfolio may be an appropriate investment for you if you:

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in debt securities

  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

  Are willing to accept the risk of greater loss of income and principal

  Are seeking income with the opportunity to maximize total return of capital

Risk/Return Information

The chart and table shown below give you a picture of the Intermediate Government Bond Portfolio’s long-term performance for Service Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
Intermediate Government Bond Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.99% (quarter ended September 30, 2001) and the lowest return for a quarter was –2.05% (quarter ended June 30, 2004).

As of 12/31/08	1 Year	5 Years	10 Years

Intermediate Government Bond Portfolio — Service Shares
Return Before Taxes[1]	5.09%	3.87%	4.81%
Return After Taxes on Distributions[1]	3.54%	2.57%	3.11%
Return After Taxes on Distributions and Sale of Shares[1]	3.34%	2.55%	3.07%

Barclays Capital Intermediate Government Index[2]
(Reflects no deduction for fees, expenses or taxes)	10.43%	5.29%	5.74%

[1]	Includes all applicable fees and sales charges.

[2]	Formerly Lehman Brothers Intermediate Government Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Intermediate Government Bond Portfolio. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.20%

Interest Expense	0.19%

Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses[1]	1.15%

Fee Waivers and Expense Reimbursements[2]	(0.05)%

Net Annual Fund Operating Expenses[2]	1.10%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 0.88% (for Service Shares). See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$112	$360	$628	$1,393

Key Facts About BlackRock Total Return Portfolio II

What is the Fund’s investment objective?

The investment objective of the BlackRock Total Return Portfolio II (the “Total Return II Fund”) is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

What is the Fund’s main investment strategy?

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Total Return II Fund?

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

  Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

  Derivatives Risk — Derivatives risk includes the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of a Fund.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mortgage-Backed and Asset-Backed Securities Risks — Mortgage-backed and asset-backed securities risks include the risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates which may cause them to lose value. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

  Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

  Swap Agreements Risk — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

  U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

For additional information about the Total Return II Fund’s risks, see “Investment Risks” below.

Who should invest?

The Total Return II Fund may be an appropriate investment for you if you:

  Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

  Are seeking income with the opportunity to maximize total return of capital

  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

Risk/Return Information

The chart and table shown below give you a picture of the Total Return II Fund’s long-term performance for Service Shares. The information shows you how the Total Return II Fund’s performance has varied year by year and provides some indication of the risks of investing in the Total Return II Fund. The table compares the Total Return II Fund’s performance to that of the Barclays Capital U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Total Return II Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Total Return II Fund expenses during these periods, the Total Return II Fund’s returns would have been lower.

Service Shares
ANNUAL TOTAL RETURNS
Total Return II Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.96% (quarter ended September 30, 2001) and the lowest return for a quarter was –5.86% (quarter ended September 30, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

Total Return II Fund; Service Shares
Return Before Taxes[1]	–8.20%	1.40%	3.85%
Return After Taxes on Distributions[1]	–9.95%	–0.10%	1.84%
Return After Taxes on Distributions and Sale of Shares[1]	–5.28%	0.36%	2.09%

Barclays Capital U.S. Aggregate Index[2]
(Reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%

[1]	Includes all applicable fees and sales charges.

[2]	Formerly Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Total Return II Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.46%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.18%

Interest Expense	0.45%

Acquired Fund Fees and Expenses[1]	—%

Total Annual Fund Operating Expenses	1.34%

Fee Waivers and Expense Reimbursements[2]	(0.04)%

Net Annual Fund Operating Expenses[2]	1.30%

[1]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.

[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.85% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses for Service Shares were 0.69%. See the “Management of the Fund” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Total Return II Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$132	$421	$730	$1,609

Details About the Funds

How Each Fund Invests

Investment Process of the Funds (unless otherwise noted):

With respect to the AMT-Free Fund, BlackRock considers a variety of factors when choosing investments, such as:

  Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.

  Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

  Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

With respect to AMT-Free Fund, management considers the availability of features that protect against an early call of a bond by the issuer.

With respect to AMT-Free Fund, the Fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

With respect to GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Total Return II Fund, securities are purchased for the Fund when the management team determines that they have the potential for above-average total return.

With respect to Intermediate Bond Portfolio II and Total Return II Fund, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

With respect to GNMA Portfolio and Intermediate Government Bond Portfolio, if a security’s rating falls below the highest rating category, the management team will decide whether to continue to hold the security.

With respect to Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Total Return II Fund, a security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

With respect to GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Total Return Portfolio II, the Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

AMT-Free Fund

Investment Goal

The investment objective of the AMT-Free Fund is to seek to provide shareholders with income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Primary Investment Strategies

The Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and securities which are subject to Federal income tax, including the Federal Alternative Minimum Tax. The Fund emphasizes municipal securities in the twenty year maturity range. The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects.

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B in the opinion of Fund management.

The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE AMT-FREE FUND

The AMT-Free Fund is managed by a team of financial professionals comprised of Theodore R. Jaeckel, Jr., CFA, and Walter O’Connor, CFA. Mr. O’Connor is the Fund’s lead portfolio manager and is responsible for the day-to-day management of the Fund’s portfolio. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

GNMA Portfolio

Investment Goal

The investment objective of the GNMA Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The Fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Securities purchased by the Fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The Fund measures its performance against the Barclays Capital GNMA MBS Index (the benchmark).

The management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest for another party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE GNMA PORTFOLIO

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Bond Portfolio II

Investment Goal

The investment objective of the Intermediate Bond Fund Portfolio II is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds. The Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE BOND PORTFOLIO II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Intermediate Government Bond Portfolio

Investment Goal

The investment objective of the Intermediate Government Bond Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. Should the Fund’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.

Securities purchased by the Fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the Fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The Fund measures its performance against the benchmark.

The Fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Total Return II Fund

Investment Goal

The investment objective of the Total Return II Fund is to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.

Should the Total Return II Fund’s Board of Trustees determine that the investment goals of the Total Return II Fund should be changed, shareholders of the Total Return II Fund will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

The Total Return II Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The Total Return II Fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Total Return II Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Total Return II Fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds.

The Total Return II Fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Total Return II Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Total Return II Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE TOTAL RETURN II FUND

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

  Affiliated Money Market Fund — The Funds may invest uninvested cash balances in affiliated money market funds.

  Borrowing (AMT-Free Fund) — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Active Trading (AMT-Free Fund) — The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the Fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

  Derivatives (AMT-Free Fund) — The Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or index such as the Barclays Capital Municipal Bond Index. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund is not required to use hedging and may choose not to do so.

  Derivatives (Total Return II Fund) — The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the Fund may use derivatives to enhance returns, in which case their use would involve leveraging risk.

  Illiquid Securities (AMT-Free Fund) — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value.

  Indexed Securities (AMT-Free Fund) — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities.

  Investment Companies — The Funds have the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Private Activity Bonds (AMT-Free Fund) — The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

  Temporary Defensive Strategies (AMT-Free Fund) — As a temporary measure for defensive purposes, the Fund may invest without limitation in taxable money market securities. These investments may prevent the Fund from meeting its investment objective. Investments in taxable money market securities as well as some of the derivatives discussed above may cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. In addition, it is possible that in extreme market conditions the Fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves.

Such a temporary defensive strategy would also be inconsistent with the Fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment goal.

  Temporary Defensive Strategies (GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund) — For temporary defensive purposes, the Funds may restrict the markets in which they invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issue) or other high quality fixed income securities.

  When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Funds at an established price with payment and delivery taking place in the future. The Funds enter into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Policies” in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Default Swaps Risks (GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund) — Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Derivatives Risks (Main risk for GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund, other risk for AMT-Free Fund) — A Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk (Intermediate Bond Portfolio II) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Securities Risks (Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable for any losses incurred.

High Portfolio Turnover Risk (Main risk for GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund, other risk for AMT-Free Fund) — High portfolio turnover (more than 100%) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Liquidity Risks — Liquidity risks refer to the possibility that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-Backed and Asset-Backed Securities Risks (GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund) — Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-

backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments with Sub-prime Mortgage Market (GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund) — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

Swap Agreements Risk (Main risk for GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund, other risk for AMT-Free Fund) — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

Tender Option Bonds and Related Securities Risks (AMT-Free Fund) — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described below, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

U.S. Government Issuer Risk (GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio, Total Return II Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Funds (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

Concentration Risk (AMT-Free Fund) — A Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. This type of concentration exposes the Fund to the legal and economic risks relating to those projects.

Indexed and Inverse Floating Rate Securities Risks (AMT-Free Fund) — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Restricted Securities Risk (AMT-Free Fund) — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Taxability Risk (AMT-Free Fund) — There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Variable Rate Demand Obligations Risks (AMT-Free Fund) — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Service Shares in this prospectus for Government Income Fund, High Yield Fund, Low Duration Fund and Total Return II Fund). Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

If you redeem shares of any class of the High Yield Fund within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Funds’ shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the Funds.

Service Shares

Availability

Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Funds.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No Distribution Fee, 0.25% Annual Service Fee.

Redemption Fees?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	Limited availability

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

How to Buy Shares

	Your Choices	Important Information For You to Know

Initial Purchase	Determine the amount of	Refer to the minimum initial investment in the share class table of this
	your investment	prospectus.

	Have your financial	The price of your shares is based on the next calculation of a Fund’s
	intermediary submit your	net asset value after your order is placed. Any purchase orders placed
	purchase order	prior to the close of business on the New York Stock Exchange
(“Exchange” or “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your	Purchase additional shares	There is no minimum amount for additional investments.
Investment
	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Or contact BlackRock (for	Purchase by Telephone: To purchase shares contact your Century
	accounts held directly with	representative at (781) 393-4158. Each Fund has the right to reject
	BlackRock)	any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via
Internet may vary. For additional information call BlackRock at
(800) 537-4942.

Please read the On-Line Services Disclosure Statement and User
Agreement, the Terms and Conditions page and the Consent to
Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that
transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call Century at (781) 393-4158.

How to Pay for	Making payment for	Payment for Service Shares must normally be made in Federal funds
Shares	purchases	or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of a Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

How to Sell Shares

	Your Choices	Important Information For You to Know

Full or Partial	Have your financial	You can also make redemption requests through your financial
Redemption of	intermediary submit your	professional or financial intermediary in accordance with the
Shares	sales order	procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York
Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

A Fund may reject an order to sell shares under certain circumstances.

	Selling shares held directly	Methods of Redeeming:
with BlackRock
Redeem by Telephone: Customers of Century may redeem Service
Shares in accordance with the procedures applicable to their accounts. Customers may redeem shares by contacting their Century representative at (781) 393-4158. Century is responsible for transmitting redemption orders and crediting its customers’ accounts with redemption proceeds on a timely basis.

A Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds II c/o PNC Global Investment Servicing (U.S.) Inc.,
P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Payment of Redemption Proceeds by Wire Transfer: Payment for
redeemed shares for which a redemption order is received before
4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’
custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect a Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Shares can be redeemed by Federal wire transfer to a single previously
Redemption of	with BlackRock (continued)	designated bank account. No charge for wiring redemption payments
Shares (continued)		with respect to Service Shares is imposed by the Funds, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

A Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.
* * *
If you make a redemption request before a Fund has collected payment for the purchase of shares, such Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information For You to Know

Transfer Shares to	Transfer to a participating	You may transfer your shares of a Fund only to another securities
Another Securities	securities dealer or other	dealer that has an agreement with the Distributor. Certain shareholder
Dealer or Other	financial intermediary	services may not be available for the transferred shares. All future
Financial		trading of these assets must be coordinated by the receiving firm.
Intermediary
	Transfer to a non-participating	You must either:
	securities dealer or other	• Transfer your shares to an account with a Fund; or
	financial intermediary	• Sell your shares, paying any applicable deferred sales charge.

The Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before a Fund has collected payment for the purchase of shares,

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Trustees (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s portfolio securities and the determination of a Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and a Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, a Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, a Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to Financial Professionals, and other financial intermediaries that maintain omnibus with the Funds pursuant to which such Financial Professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

BlackRock Funds II, on behalf of each Fund, has adopted a plan (the “Plan”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, BlackRock Funds II also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Century (a “Financial Intermediary”) for providing support services to its customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of a Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Century may provide one or more of the following services to their customers who own Service Shares:

  Responding to customer questions on the services performed by Century and investments in Service Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Statement of Additional Information.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to Century pursuant to the Plan and fees that a Fund pays to its Transfer Agent, BlackRock, on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary, including Century, pursuant to which a Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries, including Century, for the sale and distribution of shares of a Fund or for these other services to a Fund and shareholders. These payments would be in addition to the Funds’ payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact Century for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

Management of the Funds

BlackRock

BlackRock, each Fund’s manager, manages the Funds’ investments and its business operations subject to the oversight of the Funds’ Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management agreement. BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) an affiliate of BlackRock, under which BlackRock pays the sub-adviser a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and BFM are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended June 30, 2008 with respect to the AMT-Free Fund, and September 30, 2008 for all other Funds, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund’s average daily net assets were:

AMT-Free Fund	0.29%

GNMA Portfolio	0.24%

Intermediate Bond Portfolio II	0.31%

Intermediate Government Bond Portfolio	0.45%

Total Return II Fund	0.28%

AMT-Free Fund Total Annual Management Fee (Before Waivers)

With respect to the AMT-Free Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	0.500%

$1 billion – $2 billion	0.450%

$2 billion – $3 billion	0.425%

Greater than $3 billion	0.400%

GNMA Portfolio Total Annual Management Fee (Before Waivers)

With respect to the GNMA Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	0.550%

$1 billion – $2 billion	0.500%

$2 billion – $3 billion	0.475%

Greater than $3 billion	0.450%

Intermediate Bond Portfolio II Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Bond Portfolio II, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	0.500%

$1 billion – $2 billion	0.450%

$2 billion – $3 billion	0.425%

Greater than $3 billion	0.400%

Intermediate Government Bond Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Intermediate Government Bond Portfolio, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	0.500%

$1 billion – $2 billion	0.450%

$2 billion – $3 billion	0.425%

Greater than $3 billion	0.400%

Total Return II Fund Total Annual Management Fee (Before Waivers)

With respect to the Total Return II Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	0.500%

$1 billion – $2 billion	0.450%

$2 billion – $3 billion	0.425%

Greater than $3 billion	0.400%

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of a Fund’s business, if any) of each share class of a Fund at the levels shown in a Fund’s expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) a Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as a Fund’s manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board’s approval of the management agreement and sub-advisory agreement with respect to each of the Funds is included in the respective Fund’s annual shareholder report for the fiscal year ended June 30, 2008 for the AMT-Free Fund, and September 30, 2008 for all other Funds.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ Statement of Additional Information.

AMT-Free Fund

The AMT-Free Fund is managed by a team of financial professionals. Walter O’Connor and Theodore Jaeckel are the portfolio managers and are primarily responsible for the day-to-day management of the Government Income Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Walter O’Connor,	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2006;
Managing Director	management of the Fund’s portfolio		Managing Director of Merrill Lynch Investment
	including setting the Fund’s overall		Managers (“MLIM”) from 2003 to 2006;
	investment strategy and overseeing		Director (Municipal Tax-Exempt Fund
	the management of the Fund		Management) of MLIM from 2000 to 2003.

Theodore Jaeckel,	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2006;
Managing Director	management of the Fund’s portfolio		Managing Director of Merrill Lynch Investment
	including setting the Fund’s overall		Managers (“MLIM”) from 2005 to 2006;
	investment strategy and overseeing		Director (Municipal Tax-Exempt Fund
	the management of the Fund		Management) of MLIM from 1997 to 2005.

GNMA Portfolio

The GNMA Portfolio is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Andrew J. Phillips,	Responsible for the day-to-day	1999	Managing Director of BlackRock since 1999.
Managing Director	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Eric Pellicciaro,	Responsible for the day-to-day	2004	Managing Director of BlackRock since 2005;
Managing Director	management of the Fund’s portfolio		Director of BlackRock from 2002 to 2005.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Intermediate Bond Portfolio II

The Intermediate Bond Portfolio II is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Scott Amero,	Responsible for the day-to-day	1995	Vice Chairman of BlackRock since 2007;
Vice Chairman	management of the Fund’s portfolio		Managing Director of BlackRock since 1990.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Curtis Arledge,	Responsible for the day-to-day	2008	Managing Director of BlackRock since 2008;
Managing Director	management of the Fund’s portfolio		Global Head of Fixed Income Division of
	including setting the Fund’s overall		Wachovia Corporation from 2004 to 2008.
	investment strategy and overseeing
	the management of the Fund

Matthew Marra,	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2006;
Managing Director	management of the Fund’s portfolio		Director of BlackRock from 2002 to 2006.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Andrew J. Phillips,	Responsible for the day-to-day	2006	Managing Director of BlackRock since 1999.
Managing Director	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Intermediate Government Bond Portfolio

The Intermediate Government Bond Portfolio is managed by a team of financial professionals. Scott Amero, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Scott Amero,	Responsible for the day-to-day	1995	Vice Chairman of BlackRock since 2007;
Vice Chairman	management of the Fund’s portfolio		Managing Director of BlackRock since 1990.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Matthew Marra,	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2006;
Managing Director	management of the Fund’s portfolio		Director of BlackRock from 2002 to 2006.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Andrew J. Phillips,	Responsible for the day-to-day	2006	Managing Director of BlackRock since 1999.
Managing Director	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Total Return II Fund

The Total Return II Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew J. Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Total Return II Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Scott Amero	Responsible for the day-to-day	1999	Vice Chairman of BlackRock since 2007; Global
	management of the Fund’s portfolio		Chief Investment Officer for Fixed Income;
	including setting the Fund’s overall		Managing Director of BlackRock since 1990.
	investment strategy and overseeing
	the management of the Fund

Curtis Arledge	Responsible for the day-to-day	2008	Managing Director of BlackRock since 2008;
	management of the Fund’s portfolio		Global Head of Fixed Income Division of
	including setting the Fund’s overall		Wachovia Corporation from 2004 to 2008.
	investment strategy and overseeing
	the management of the Fund

Matthew Marra	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2006;
	management of the Fund’s portfolio		Director of BlackRock from 2002 to 2006.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Andrew J. Phillips	Responsible for the day-to-day	2006	Managing Director of BlackRock since 1999.
	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a

BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Boards of Trustees, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

A Fund’s assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by a Funds’ Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by a Funds’ Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by a Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by a Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The following applies to AMT-Free Fund:

The Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Professional, selected securities dealer, other financial intermediary or the Fund.

The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

A Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investment in private activity bonds.

Generally, within 60 days after the end of the Fund’s taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

The following applies to GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Total Return II Fund:

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Funds’ Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Funds’ Board of Trustees. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, a Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Certain states may exempt from state income taxation all or a portion of the income dividends paid by the Government Income Fund. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

AMT-Free Fund

	Service

	Period October 1, 2007 to June 30, 2008	Year Ended September 30,

		2007	2006	2005	2004	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$10.70	$10.92	$10.99	$11.10	$11.21	$11.38

Net investment income	0.37 [2]	0.43 [2]	0.43 [2]	0.44 [2]	0.45 [2]	0.49

Net realized and unrealized loss	(0.26)	(0.22)	(0.08)	(0.12)	(0.10)	(0.16)

Net increase from investment operations	0.11	0.21	0.35	0.32	0.35	0.33

Dividends and distributions from:
Net investment income	(0.34)	(0.43)	(0.42)	(0.43)	(0.46)	(0.50)
Net realized gain	(0.03)	—	—	—	—	—

Total dividends and distributions	(0.37)	(0.43)	(0.42)	(0.43)	(0.46)	(0.50)

Net asset value, end of period	$10.44	$10.70	$10.92	$10.99	$11.10	$11.21

Total Investment Return

Based on net asset value	0.97%[3]	1.91%	3.29%	2.91%	3.16%	2.99%

Ratios to Average Net Assets

Total expenses, net of waivers and
reimbursement and excluding interest
expense and fees[4]	0.76%[5]	0.79%	0.88%	0.86%	0.86%	0.90%

Total expenses, net of waivers
and reimbursement	0.88%[5]	0.99%	1.07%	0.98%	0.92%	0.99%

Total expenses	1.10%[5]	1.19%	1.62%	1.20%	1.14%	1.22%

Net investment income	4.62%[5]	3.96%	3.91%	3.99%	4.09%	4.46%

Supplemental Data

Net assets, end of period (000)	$1,896	$1,158	$1,249	$2,312	$2,702	$2,971

Portfolio turnover	69%	88%	66%	87%	69%	72%

[1]	Audited by other auditors prior to the effects of the restatement discussed in Note 8 of the Notes to Financial Statements in the Fund’s most recent annual report.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements in the Fund’s most recent annual report for details of municipal bonds transferred to tender option bond trusts.

[5]	Annualized.

[6]	Total investment returns exclude the effects of sales charges.

Financial Highlights (continued)

GNMA Portfolio

	Service

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$9.44	$9.53	$9.69	$9.87	$10.01

Net investment income[1]	0.51	0.44	0.41	0.39	0.44

Net realized and unrealized gain (loss)	0.24	(0.04)	(0.08)	(0.19)	(0.08)

Net increase from investment operations	0.75	0.40	0.33	0.20	0.36

Dividends and distributions from:
Net investment income	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)

Net asset value, end of year	$9.73	$9.44	$9.53	$9.69	$9.87

Total Investment Return

Based on net asset value	8.03%	4.26%	3.55%	2.02%	3.67%

Ratios to Average Net Assets

Total expenses after waivers and reimbursement
and excluding interest expense	0.75%	0.74%	0.80%	0.86%	0.89%

Total expenses after waivers, reimbursement
and fees paid indirectly	0.84%	0.78%	0.80%	0.86%	0.94%

Total expenses	1.16%	1.08%	1.10%	1.23%	1.25%

Net investment income	4.34%	4.68%	4.36%	3.97%	4.45%

Supplemental Data

Net assets, end of year (000)	$15,688	$7,047	$7,712	$8,129	$2,271

Portfolio turnover	2,637%[2]	553%	320%	521%	228%

[1]	Based on average shares outstanding.

[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

Financial Highlights (continued)

Intermediate Bond Portfolio II

	Service

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$9.28	$9.24	$9.33	$9.57	$9.89

Net investment income[1]	0.41	0.39	0.35	0.31	0.31

Net realized and unrealized gain (loss)	(0.54)	0.06	(0.08)	(0.19)	(0.10)

Net increase (decrease) from investment operations	(0.13)	0.45	0.27	0.12	0.21

Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.36)	(0.28)	(0.31)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.42)	(0.41)	(0.36)	(0.36)	(0.53)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.73	$9.28	$9.24	$9.33	$9.57

Total Investment Return

Based on net asset value	(1.55)%	4.94%	2.98%[3]	1.30%	2.26%

Ratios to Average Net Assets

Total expenses after waivers and reimbursement
and excluding interest expense	0.83%	0.80%	0.88%	0.86%	0.89%

Total expenses after waivers, reimbursement
and fees paid indirectly	1.01%	0.82%	0.88%	0.86%	0.89%

Total expenses	1.21%	1.00%	1.11%	1.08%	1.10%

Net investment income	4.45%	4.27%	3.80%	3.34%	3.23%

Supplemental Data

Net assets, end of year (000)	$235,333	$257,580	$184,276	$94,557	$84,013

Portfolio turnover	316%[4]	101%	113%	194%	216%

[1]	Based on average shares outstanding.

[2]	Less than $0.005 per share.

[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[4]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

Financial Highlights (continued)

Intermediate Government Bond Portfolio

	Service

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$10.22	$10.14	$10.19	$10.44	$10.62

Net investment income[1]	0.39	0.42	0.39	0.36	0.35

Net realized and unrealized gain (loss)	0.13	0.08	(0.07)	(0.25)	(0.17)

Net increase from investment operations	0.52	0.50	0.32	0.11	0.18

Dividends and distributions from:
Net investment income	(0.42)	(0.42)	(0.37)	(0.24)	(0.36)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain	—	—	—	(0.05)	—

Total dividends and distributions	(0.42)	(0.42)	(0.37)	(0.36)	(0.36)

Net asset value, end of year	$10.32	$10.22	$10.14	$10.19	$10.44

Total Investment Return

Based on net asset value	5.14%	5.03%	3.18%	1.08%	1.71%

Ratios to Average Net Assets

Total expenses after waivers and reimbursement
and excluding interest expense	0.88%	0.90%	0.90%	0.90%	0.86%

Total expenses after waivers, reimbursement
and fees paid indirectly	1.07%	0.93%	0.90%	0.90%	0.86%

Total expenses	1.14%	1.06%	1.10%	1.14%	1.08%

Net investment income	3.73%	4.09%	3.86%	3.48%	3.38%

Supplemental Data

Net assets, end of year (000)	$775	$1,134	$831	$842	$1,235

Portfolio turnover	459%[2]	57%	92%	194%	200%

[1]	Based on average shares outstanding.

[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

Financial Highlights (concluded)

Total Return II Fund

	Service

	Year Ended September 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$9.46	$9.49	$9.62	$9.74	$10.01

Net investment income[1]	0.46	0.42	0.39	0.36	0.36

Net realized and unrealized loss	(0.86)	(0.04)	(0.07)	(0.11)	(0.04)

Net increase (decrease) from investment operations	(0.40)	0.38	0.32	0.25	0.32

Dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.40)	(0.35)	(0.34)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.44)	(0.41)	(0.45)	(0.37)	(0.59)

Net asset value, end of year	$8.62	$9.46	$9.49	$9.62	$9.74

Total Investment Return

Based on net asset value	(4.48)%	4.10%	3.38%	2.54%	3.38%

Ratios to Average Net Assets

Total expenses after waivers and reimbursement
and excluding interest expense	0.69%	0.73%	0.76%	0.81%	0.84%

Total expenses after waivers, reimbursement
and fees paid indirectly	1.14%	0.77%	0.76%	0.81%	0.84%

Total expenses	1.34%	1.03%	0.95%	1.03%	1.05%

Net investment income	4.90%	4.40%	4.16%	3.73%	3.69%

Supplemental Data

Net assets, end of year (000)	$59,642	$60,380	$127,902	$158,200	$152,085

Portfolio turnover	1,007%[2]	324%	197%	351%	360%

[1]	Based on average shares outstanding.

[2]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans — a Fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. A Fund considers such investments to be debt securities.

Barclays Capital GNMA MBS Index — An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Barclays Capital Intermediate Government Index — An unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

Barclays Capital Intermediate Government/Credit Index — An unmanaged index comprised of U.S. Government securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Barclays Capital Municipal Bond Index — An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Citigroup 1-Year Treasury Index — An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO) — a Fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Collateralized Mortgage Obligations (CMO) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Commercial Paper — Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

General Obligation Bonds — Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities — Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

High Yield Bonds — Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Municipal Notes — shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which a Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Maturity — The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock Funds II
   AMT-Free Fund
   GNMA Portfolio
   Intermediate Bond Portfolio II
   Intermediate Government Bond Portfolio
   Total Return II Fund
100 Bellevue Parkway
Wilmington, DE 19809
(800) 537-4942

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected each Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 28, 2008 for AMT-Free Fund and January 28, 2009 for GNMA Portfolio, Intermediate Bond Portfolio II, Intermediate Government Bond Portfolio and Total Return II Fund, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD4-SVC-0109